UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05021

Dreyfus Premier Short-Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/18

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Short-Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Short-Intermediate Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2017 through March 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds generally lost a degree of value over the first quarter of the year.

Despite recent market weakness, stocks across all capitalization ranges posted double-digit returns for the overall reporting period on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds typically produced more mildly positive total returns for the same period, led by corporate-backed securities and long-term U.S. Treasury securities.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 16, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2017 through March 31, 2018, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended March 31, 2018, Dreyfus Short-Intermediate Municipal Bond Fund’s Class A shares produced a total return of -0.06%, Class D shares returned 0.08%, Class I shares returned 0.18%, and Class Y shares returned 0.19%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) (the “Index”), which is not subject to fees and expenses like a mutual fund, produced a total return of 0.40% for the same period.2

Municipal bonds during the reporting period encountered bouts of market volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund lagged the Index, mainly due to a relatively long average duration over much of the reporting period.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund invests only in municipal bonds rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation at the time of purchase. The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

The portfolio managers focus on identifying undervalued sectors and securities, and minimizing the use of interest-rate forecasting. The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. They also actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Supply-and-Demand Dynamics Drove Municipal Bonds

Municipal bonds fared well over the first half of the reporting period when a relatively constrained supply of newly issued bonds was met with solid demand from individual and institutional investors. However, the market experienced bouts of weakness over the reporting period’s second half, in part due to uncertainty surrounding federal tax reform proposals. As a result, states, municipalities, and authorities rushed to market before year-end 2017 with a flood of newly issued bonds, which was met with robust demand from investors worried that certain proposals might limit their tax-exempt investment opportunities in the future.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Despite a dearth of new issuance at the start of the new year, heightened market volatility continued through the opening months of 2018 when lower corporate tax rates dampened demand for municipal bonds from banks and insurance companies. Investors also grew concerned that short-term interest rates might climb more than previously expected in an environment of accelerating inflation and ballooning federal budget deficits. The market generally stabilized in March when inflation fears eased.

Yields climbed especially sharply among short-term securities, causing yield differences to narrow along the market’s maturity spectrum. Lower-rated municipal bonds typically outperformed their higher-quality counterparts over the reporting period.

Credit conditions have remained sound in the strong economy, but several states are facing pressure from underfunded pension systems.

Higher-Yielding Bonds Supported Fund Results

The fund’s relative performance was undermined by a relatively long average duration, which made the fund more sensitive to the impact of rising interest rates. Later in the reporting period, we adjusted the fund’s average duration to a slightly short position compared to the Index.

The fund also held overweighted exposure to municipal bonds with maturities of two years and less, which proved to be one of the weaker segments of the maturity spectrum. Finally, the fund’s holdings of higher-quality bonds, such as those backed by water-and-sewer facilities and other essential municipal services, underperformed their lower-rated counterparts.

Other strategies fared better during the reporting period, including overweighted exposure to higher-yielding revenue-backed bonds and a commensurately underweighted position in state-issued general obligation bonds. Results were particularly favorable from revenue bonds backed by hospitals, airports, and the states’ settlement of litigation with U.S. tobacco companies. The fund further benefited from an emphasis on municipal bonds with four- to five-year maturities.

A Constructive Investment Posture

While sharply lower corporate tax rates could continue to weigh on demand for municipal bonds from institutional investors, modestly lower personal tax rates seem unlikely to dampen demand from individual investors, and we expect favorable supply-and-demand dynamics to support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates. Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds with three- to five-year maturities, and we have kept the fund’s average duration in a modestly short position.

April 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares. Class D, I, and Y shares are not subject to any initial or deferred sales charge. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until August 1, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) covers the U.S.-dollar-denominated 2-4 year tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund Class A shares, Class D shares, Class I shares and Class Y shares and Bloomberg Barclays Municipal Bond: 3 Year Index
(2-4) (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.

The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 12/15/08 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class D, Class I and Class Y shares of Dreyfus Short-Intermediate Municipal Bond Fund on 3/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index covers the USD-denominated 2-4 year tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (2.5%)	8/3/09	-2.55%	-0.08%	1.40%†
without sales charge	8/3/09	-0.06%	0.43%	1.66%†
Class D shares	4/30/87	0.08%	0.56%	1.78%
Class I shares	12/15/08	0.18%	0.66%	1.89%†
Class Y shares	7/1/13	0.19%	0.69%†	1.85%†
Bloomberg Barclays Municipal Bond: 3 Year Index (2-4)		0.40%	0.98%	2.15%

† The total return performance figures presented for Class A shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.

The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 12/15/08 (the inception date for Class I shares).

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund from October 1, 2017 to March 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2018
	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.18	$2.43	$1.94	$1.94
Ending value (after expenses)	$990.20	$990.90	$991.40	$991.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2018
	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.23	$2.47	$1.97	$1.97
Ending value (after expenses)	$1,021.74	$1,022.49	$1,022.99	$1,022.99

† Expenses are equal to the fund’s annualized expense ratio of .64% for Class A, .49% for Class D, .39% for Class I and .39% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9%
Arizona - 4.1%
Arizona School Facilities Board, COP	5.00	9/1/20	2,500,000	2,688,500
Phoenix Civic Improvement Corporation, Junior Lien Wastewater System Revenue	5.00	7/1/21	3,880,000	4,259,192
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	1/1/21	5,000,000	5,426,450
Tucson, Water System Revenue	5.00	7/1/20	3,000,000	3,215,670
				15,589,812
Arkansas - .3%
Arkansas Development Finance Authority, HR (Washington Regional Medical Center)	5.00	2/1/20	1,070,000	1,127,898
California - 3.9%
California, GO, Refunding (Various Purpose)	5.00	11/1/22	5,250,000	5,945,467
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/21	1,050,000	1,164,366
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/21	2,700,000	2,946,861
Los Angeles Department of Airports, Subordinate Revenue (Los Angeles International Airport)	5.00	5/15/22	1,000,000	1,112,940
Los Angeles Harbor Department, Revenue	5.00	8/1/21	3,400,000	3,730,174
				14,899,808
Colorado - 3.6%
City and County of Denver, Airport System Subordinate Revenue	5.00	11/15/18	1,180,000	1,205,087
Colorado Springs, Utilities Revenue	5.00	11/15/22	5,000,000	5,646,450
Denver City & County Airport, Revenue, Refunding	5.00	11/15/22	3,000,000	3,352,770
Platte River Power Authority, Power Revenue	5.00	6/1/20	3,220,000	3,445,175
				13,649,482

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Connecticut - 1.7%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	4.00	9/1/18	2,750,000	2,776,895
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/19	1,500,000	1,562,265
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/21	2,000,000	2,176,140
				6,515,300
District of Columbia - 1.8%
District of Columbia, Income Tax Secured Revenue	5.00	12/1/20	1,460,000	1,541,264
Metropolitan Washington Airports Authority, Airport Systems Revenue	5.00	10/1/22	4,635,000	5,179,056
				6,720,320
Florida - 11.7%
Central Expressway Authority, Revenue, Refunding (Insured; Build America Mutual Assurance Company)	5.00	7/1/22	1,750,000	1,958,022
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/20	5,700,000	5,997,027
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/20	6,950,000	7,410,020
Florida Department of Transportation, Turnpike Revenue	5.00	7/1/20	1,850,000	1,983,403
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue	5.00	10/1/20	1,000,000	1,075,170
Gainesville Utilities System, Revenue	5.00	10/1/22	2,250,000	2,533,590
Greater Orlando Aviation Authority, Airport Facilities Revenue	5.00	10/1/20	1,000,000	1,074,670
Hillsborough County, Solid Waste and Resource Recovery Revenue	5.00	9/1/21	1,240,000	1,353,906
Lee County, Solid Waste System Revenue	5.00	10/1/21	3,150,000	3,421,845
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/19	1,200,000	1,257,456

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Florida - 11.7% (continued)
Miami-Dade County, Aviation Revenue	5.00	10/1/20	3,100,000	3,317,372
Orlando Utilities Commission, Utility System Revenue	5.00	10/1/21	2,400,000	2,653,824
Orlando Utilities Commission, Utility System Revenue	5.25	10/1/21	1,660,000	1,849,539
Orlando-Orange County Expressway Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/21	4,710,000	5,052,888
Palm Beach County Health Facilities Authority, Retirement Community Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/21	1,500,000	1,647,960
South Florida Water Management District, COP (Master Lease Purchase Agreement)	5.00	10/1/20	1,500,000	1,613,145
				44,199,837
Georgia - 3.7%
Clarke County Hospital Authority, RAC (Piedmont Healthcare, Inc. Project)	5.00	7/1/20	1,800,000	1,922,814
Clarke County Hospital Authority, RAC (Piedmont Healthcare, Inc. Project)	5.00	7/1/21	2,000,000	2,188,180
Gwinnett County School District, Sales Tax GO	5.00	8/1/20	3,000,000	3,226,380
Main Street Natural Gas, Inc., Gas Project Revenue (Guaranty Agreement; JPMorgan Chase Bank)	5.00	3/15/19	2,000,000	2,060,000
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/19	2,315,000	2,368,083
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	4.00	1/1/21	2,000,000	2,094,220
				13,859,677
Illinois - 8.3%
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/21	1,795,000	1,937,559
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/20	1,985,000	2,080,598
Chicago, Second Lien Water Revenue	4.25	11/1/18	1,050,000	1,064,952
Chicago, Second Lien Water Revenue	5.00	11/1/20	1,000,000	1,068,220

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Illinois - 8.3% (continued)
Chicago, Waterworks Revenue, Refunding	5.00	11/1/21	1,315,000	1,430,588
Chicago, Waterworks Revenue, Refunding	5.00	11/1/22	1,200,000	1,324,056
Greater Chicago Metropolitan Water Reclamation District, GO	5.00	12/1/19	1,700,000	1,790,032
Greater Chicago Metropolitan Water Reclamation District, GO	5.00	12/1/20	1,850,000	1,996,594
Illinois Finance Authority, Revenue (OFS Healthcare System)	5.00	11/15/20	2,405,000	2,577,174
Illinois Finance Authority, Revenue (The University of Chicago)	5.00	10/1/20	1,200,000	1,292,040
Illinois Finance Authority, Revenue (The University of Chicago)	5.00	10/1/20	2,590,000	2,788,653
Northern Illinois Municipal Power Agency, Power Project Revenue (Prairie State Project)	5.00	12/1/20	1,000,000	1,073,840
Northern Illinois Municipal Power Agency, Revenue	5.00	12/1/21	4,800,000	5,259,504
Railsplitter Tobacco Settlement Authority, Revenue	5.00	6/1/22	3,220,000	3,544,190
Springfield, Senior Lien Electric Revenue	5.00	3/1/20	2,000,000	2,109,980
				31,337,980
Indiana - 2.5%
Indiana Finance Authority, Hospital Revenue, Refunding (Parkview Health)	5.00	11/1/21	1,000,000	1,105,620
Indiana Finance Authority, Hospital Revenue, Refunding (Parkview Health)	5.00	11/1/22	1,135,000	1,278,453
Indianapolis Local Public Improvement Bond Bank, Revenue (Indianapolis Airport Authority Project)	5.00	1/1/21	3,870,000	4,179,523
Richmond Hospital Authority, Revenue (Reid Hospital Project)	5.00	1/1/20	1,000,000	1,053,090
Rockport, PCR (Indiana Michigan Power Company Project)	1.75	6/1/18	2,000,000	1,999,360
				9,616,046

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Louisiana - 1.1%
East Baton Rouge Sewerage Commission, Revenue	5.00	2/1/20	1,000,000	1,057,820
Louisiana Citizens Property Insurance Corporation, Assessment Revenue	5.00	6/1/20	3,100,000	3,303,825
				4,361,645
Maryland - 2.2%
Baltimore Convention Center Hotel, Revenue (Convention Center Hotel Project)	5.00	9/1/21	1,000,000	1,092,890
Maryland, GO (State and Local Facilities Loan)	5.25	8/1/20	5,000,000	5,403,300
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue)	5.00	7/1/22	1,600,000	1,795,040
				8,291,230
Massachusetts - 1.0%
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/21	750,000	816,128
Massachusetts Port Authority, Revenue, Refunding	5.00	7/1/22	2,770,000	3,084,949
				3,901,077
Michigan - 5.5%
Michigan Building Authority, Revenue (Facilities Program)	5.00	4/15/20	2,200,000	2,339,920
Michigan Finance Authority, HR (Henry Ford Health System)	5.00	11/15/21	1,125,000	1,234,316
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/20	1,000,000	1,065,040
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/19	4,250,000	4,399,557
Michigan Finance Authority, Student Loan Revenue	5.00	11/1/19	1,600,000	1,667,552
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	1/1/21	3,000,000	3,122,820

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Michigan - 5.5% (continued)
University of Michigan Regents, General Revenue	5.00	4/1/21	1,450,000	1,587,344
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/19	5,000,000	5,247,100
				20,663,649
Minnesota - .3%
Minneapolis-Saint Paul Metropolitan Airports Commission, Subordinate Airport Revenue	5.00	1/1/20	1,100,000	1,161,325
Missouri - 2.3%
Kansas City, Sanitary Sewer System Improvement Revenue	4.00	1/1/21	1,000,000	1,058,360
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/20	3,960,000	4,190,076
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/20	1,070,000	1,160,832
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/19	2,335,000	2,457,074
				8,866,342
Nevada - 2.2%
Clark County, Limited Tax GO Bond Bank Bonds (Additionally Secured by Pledged Revenues)	5.00	11/1/21	3,100,000	3,434,242
Clark County School District, GO, Refunding	5.00	6/15/22	1,050,000	1,166,403
Clark County School District, Limited Tax GO	5.00	6/15/21	3,500,000	3,821,510
				8,422,155
New Jersey - 3.3%
New Jersey Economic Development Authority, Revenue	5.00	6/15/21	1,300,000	1,387,724
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/20	1,275,000	1,342,218
New Jersey Educational Facilities Authority, Higher Education Facilities Trust Fund Revenue	5.00	6/15/19	1,980,000	2,045,003

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Jersey - 3.3% (continued)
New Jersey Educational Facilities Authority, Revenue (Stockton University Issue)	5.00	7/1/21	2,190,000		2,353,856
New Jersey Health Care Facilities Financing Authority, Revenue (Atlantic Health System Hospital Corporation Issue)	5.00	7/1/20	2,000,000		2,138,740
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/20	3,000,000		3,198,210
				12,465,751
New Mexico - .5%
Albuquerque Bernalillo County Water Utility Authority, Senior Lien Joint Water and Sewer System Revenue	5.00	7/1/20	1,675,000		1,795,784
New York - 11.6%
Long Island Power Authority, Electric System General Revenue, 1 Month LIBOR + .88%	2.20	11/1/18	2,500,000	[a]	2,501,125
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/20	1,500,000		1,621,320
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/20	1,500,000		1,621,320
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/21	1,000,000		1,105,250
Nassau County, GO (General Improvement)	5.00	1/1/20	5,000,000		5,283,200
New York City, GO	5.00	8/1/20	3,830,000		4,110,816
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/20	1,500,000		1,611,060
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/20	5,375,000		5,711,636
New York Transportation Development Corporation, Special Facility Revenue (Terminal One Group Association, L.P. Project)	5.00	1/1/19	5,000,000		5,118,800
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/20	3,400,000		3,643,848
Port Authority of New York and New Jersey, (Consolidated Bonds, 195th Series)	5.00	10/1/21	2,500,000		2,744,825

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 11.6% (continued)
Port Authority of New York and New Jersey, Revenue (Consolidated Bonds-Two Hundred Second)	5.00	10/15/21	2,000,000	2,197,940
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels), 1 Month LIBOR + .35%	1.62	12/3/19	5,000,000	[a] 5,006,850
TSASC, Inc. of New York, Subordinate Tobacco Settlement Bonds	5.00	6/1/20	1,500,000	1,592,700
				43,870,690
Ohio - .4%
Franklin County, Hospital Facilities Improvement Revenue (OhioHealth Corporation)	5.00	5/15/21	1,275,000	1,392,415
Oklahoma - .4%
Oklahoma Turnpike Authority, Oklahoma Turnpike System Second Senior Revenue	5.00	1/1/21	1,275,000	1,380,532
Pennsylvania - 5.0%
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/23	1,000,000	1,103,480
Pennsylvania Economic Development Financing Authority, Revenue (University of Pittsburgh Medical Center)	4.00	3/15/20	1,700,000	1,771,995
Pennsylvania Economic Development Financing Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/1/22	1,665,000	1,841,007
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/21	2,135,000	2,321,983
Philadelphia, Gas Works Revenue	5.00	8/1/20	4,335,000	4,627,179
Philadelphia, Gas Works Revenue	5.00	10/1/21	1,200,000	1,313,268
Philadelphia School District, GO	5.00	9/1/21	4,250,000	4,499,050
Southeastern Pennsylvania Transportation Authority, Revenue, Refunding	5.00	3/1/21	1,350,000	1,464,750
				18,942,712
Rhode Island - 1.2%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/21	2,250,000	2,426,715

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Rhode Island - 1.2% (continued)
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/20	2,020,000	2,152,371
				4,579,086
Tennessee - 2.0%
Metropolitan Government of Nashville and Davidson County, GO	5.00	7/1/20	1,920,000	2,058,029
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/21	2,000,000	2,198,680
Tennessee Energy Acquisition Corporation, Gas Project Revenue (Guaranteed Agreement; Goldman Sachs Group, Inc.)	5.00	2/1/21	2,905,000	3,130,050
				7,386,759
Texas - 14.8%
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/21	1,000,000	1,076,910
Clifton Higher Education Finance Corporation, Education Revenue, Refunding (IDEA Public Schools) (Insured; Texas Permanent School Fund Guarantee Program)	4.00	8/15/22	1,600,000	1,717,872
Dallas County, Combination Tax and Parking Garage Revenue Certificates of Obligation	5.00	8/15/20	5,000,000	5,373,800
Denton, Utility System Revenue	5.00	12/1/21	1,250,000	1,380,788
Dickinson Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/20	3,260,000	3,457,393
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/19	1,500,000	1,575,375
Houston, Combined Utility System First Lien Revenue, MUNIPSA + .90%	2.48	5/1/20	5,000,000	[a] 5,027,450
Houston, GO, Refunding	5.00	3/1/22	1,500,000	1,663,080
Houston, Public Improvement GO	5.00	3/1/20	2,800,000	2,966,460
Houston Convention and Entertainment Facilities Department, Hotel Occupancy Tax and Special Revenue	5.00	9/1/20	1,000,000	1,068,550

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Texas - 14.8% (continued)
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/20	1,000,000	1,075,250
Lower Colorado River Authority, Transmission Contract Revenue (Lower Colorado River Authority Transmission Services Corporation Project)	4.00	5/15/20	1,000,000	1,043,990
Lower Colorado River Authority, Transmission Contract Revenue (Lower Colorado River Authority Transmission Services Corporation Project)	5.00	5/15/20	1,075,000	1,144,488
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/20	2,000,000	2,113,280
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/21	1,000,000	1,081,650
North Texas Tollway Authority, Revenue, Refunding	5.00	1/1/22	2,910,000	3,213,367
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/20	1,025,000	1,082,872
Plano Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/21	2,040,000	2,217,378
Rockwall, Improvement GO	5.00	8/1/20	4,695,000	5,038,111
Texas, GO (College Student Loan Bonds)	5.00	8/1/21	4,115,000	4,509,011
Texas A&M University, Financing Systems Revenue, Refunding	5.00	5/15/22	1,000,000	1,119,650
Texas Transportation Commission, State Highway Fund First Tier Revenue	5.00	10/1/20	3,000,000	3,234,660
Texas Transportation Commission, State Highway Fund First Tier Revenue	5.00	10/1/21	2,000,000	2,207,940
Waco, Combination Tax and Revenue Certificates of Obligation	5.00	2/1/20	1,500,000	1,588,680
				55,978,005
Utah - .6%
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/22	2,000,000	2,203,480
Virginia - .3%
Fairfax County Industrial Development Authority, Health Care Revenue (Inova Health System Project)	5.00	5/15/21	1,000,000	1,095,590

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Washington - 2.0%
King County School District, GO (Bellevue School District Number 405)	5.00	12/1/21	1,550,000	1,723,197
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/20	3,000,000	3,178,740
Washington, GO (Various Purpose)	5.00	7/1/20	2,465,000	2,641,075
				7,543,012
Wisconsin - .6%
Public Finance Authority of Wisconsin, Lease Development Revenue (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/20	2,000,000	2,124,340
Total Investments (cost $376,988,295)			98.9%	373,941,739
Cash and Receivables (Net)			1.1%	4,049,769
Net Assets			100.0%	377,991,508

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index Yield

a Variable rate security—rate shown is the interest rate in effect at period end.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	24.7
Utility-Electric	15.0
Education	8.6
Health Care	7.3
City	6.6
Utility-Water and Sewer	6.3
County	6.1
State/Territory	4.9
Special Tax	3.9
Lease	1.3
Resource Recovery	1.3
Industrial	.3
Other	12.6
98.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	376,988,295	373,941,739
Cash		106,816
Interest receivable		4,746,146
Prepaid expenses		31,037
		378,825,738
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		136,190
Payable for shares of Beneficial Interest redeemed		564,031
Accrued expenses		134,009
		834,230
Net Assets ($)		377,991,508
Composition of Net Assets ($):
Paid-in capital		381,144,911
Accumulated undistributed investment income—net		25,089
Accumulated net realized gain (loss) on investments		(131,936)
Accumulated net unrealized appreciation (depreciation) on investments		(3,046,556)
Net Assets ($)		377,991,508

Net Asset Value Per Share	Class A	Class D	Class I	Class Y
Net Assets ($)	43,209,450	230,788,703	103,959,762	33,593
Shares Outstanding	3,378,836	18,052,566	8,129,365	2,627
Net Asset Value Per Share ($)	12.79	12.78	12.79	12.79

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2018

Investment Income ($):
Interest Income	7,038,418
Expenses:
Management fee—Note 3(a)	1,397,783
Shareholder servicing costs—Note 3(c)	278,051
Service plan fees—Note 3(b)	253,337
Trustees’ fees and expenses—Note 3(d)	136,187
Professional fees	108,898
Registration fees	79,584
Prospectus and shareholders’ reports	14,000
Loan commitment fees—Note 2	8,335
Custodian fees—Note 3(c)	6,284
Miscellaneous	57,532
Total Expenses	2,339,991
Less—reduction in expenses due to undertaking—Note 3(a)	(188,507)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,514)
Net Expenses	2,147,970
Investment Income—Net	4,890,448
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(131,936)
Net unrealized appreciation (depreciation) on investments	(3,937,257)
Net Realized and Unrealized Gain (Loss) on Investments	(4,069,193)
Net Increase in Net Assets Resulting from Operations	821,255

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2018	2017
Operations ($):
Investment income—net	4,890,448	4,168,199
Net realized gain (loss) on investments	(131,936)	319,021
Net unrealized appreciation (depreciation) on investments	(3,937,257)	(3,880,767)
Net Increase (Decrease) in Net Assets Resulting from Operations	821,255	606,453
Distributions to Shareholders from ($):
Investment income—net:
Class A	(504,363)	(434,296)
Class D	(2,778,262)	(2,506,821)
Class I	(1,582,209)	(1,226,511)
Class Y	(525)	(571)
Net realized gain on investments:
Class A	-	(59,989)
Class D	-	(272,116)
Class I	-	(147,181)
Class Y	-	(54)
Total Distributions	(4,865,359)	(4,647,539)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	14,052,644	34,125,565
Class D	36,943,146	50,237,494
Class I	26,681,648	131,444,875
Distributions reinvested:
Class A	478,535	353,451
Class D	2,559,645	2,553,869
Class I	987,492	545,161
Class Y	-	44
Cost of shares redeemed:
Class A	(29,487,510)	(43,448,498)
Class D	(78,320,192)	(85,947,153)
Class I	(79,658,813)	(110,416,606)
Class Y	(20,819)	(15,000)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(105,784,224)	(20,566,798)
Total Increase (Decrease) in Net Assets	(109,828,328)	(24,607,884)
Net Assets ($):
Beginning of Period	487,819,836	512,427,720
End of Period	377,991,508	487,819,836
Undistributed investment income—net	25,089	-

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31,
	2018	2017
Capital Share Transactions (Shares):
Class A
Shares sold	1,082,247	2,649,748
Shares issued for distributions reinvested	37,052	27,317
Shares redeemed	(2,286,198)	(3,360,803)
Net Increase (Decrease) in Shares Outstanding	(1,166,899)	(683,738)
Class Da
Shares sold	2,851,281	3,867,079
Shares issued for distributions reinvested	198,276	197,201
Shares redeemed	(6,061,399)	(6,638,977)
Net Increase (Decrease) in Shares Outstanding	(3,011,842)	(2,574,697)
Class Ia
Shares sold	2,070,664	10,160,841
Shares issued for distributions reinvested	76,659	42,094
Shares redeemed	(6,175,343)	(8,498,739)
Net Increase (Decrease) in Shares Outstanding	(4,028,020)	1,704,196
Class Y
Shares issued for distributions reinvested	-	4
Shares redeemed	(1,604)	(1,151)
Net Increase (Decrease) in Shares Outstanding	(1,604)	(1,147)

[a] During the period ended March 31, 2017, 5,644 Class D shares representing $72,693 were exchanged for 5,644 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended March 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.92	13.03	13.02	13.05	13.23
Investment Operations:
Investment income—net[a]	.12	.09	.08	.08	.11
Net realized and unrealized gain (loss) on investments	(.13)	(.10)	.04	.04	(.06)
Total from Investment Operations	(.01)	(.01)	.12	.12	.05
Distributions:
Dividends from investment income—net	(.12)	(.09)	(.08)	(.08)	(.11)
Dividends from net realized gain on investments	-	(.01)	(.03)	(.07)	(.12)
Total Distributions	(.12)	(.10)	(.11)	(.15)	(.23)
Net asset value, end of period	12.79	12.92	13.03	13.02	13.05
Total Return (%)[b]	(.06)	(.05)	.95	.87	.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.86	.86	.87	.84
Ratio of net expenses to average net assets	.65	.74	.74	.74	.74
Ratio of net investment income to average net assets	.95	.70	.61	.59	.82
Portfolio Turnover Rate	13.40	33.17	20.92	32.84	34.38
Net Assets, end of period ($ x 1,000)	43,209	58,714	68,148	40,721	49,911

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class D Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.91	13.03	13.02	13.05	13.23
Investment Operations:
Investment income—net[a]	.14	.11	.10	.10	.13
Net realized and unrealized gain (loss) on investments	(.13)	(.11)	.04	.04	(.06)
Total from Investment Operations	.01	-	.14	.14	.07
Distributions:
Dividends from investment income—net	(.14)	(.11)	(.10)	(.10)	(.13)
Dividends from net realized gain on investments	-	(.01)	(.03)	(.07)	(.12)
Total Distributions	(.14)	(.12)	(.13)	(.17)	(.25)
Net asset value, end of period	12.78	12.91	13.03	13.02	13.05
Total Return (%)	.08	.02	1.10	1.02	.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.73	.72	.72	.70
Ratio of net expenses to average net assets	.50	.59	.59	.59	.59
Ratio of net investment income to average net assets	1.10	.85	.75	.74	.97
Portfolio Turnover Rate	13.40	33.17	20.92	32.84	34.38
Net Assets, end of period ($ x 1,000)	230,789	272,003	307,975	334,580	385,943

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended March 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.92	13.03	13.02	13.05	13.23
Investment Operations:
Investment income—net[a]	.15	.12	.11	.11	.14
Net realized and unrealized gain (loss) on investments	(.13)	(.10)	.04	.04	(.06)
Total from Investment Operations	.02	.02	.15	.15	.08
Distributions:
Dividends from investment income—net	(.15)	(.12)	(.11)	(.11)	(.14)
Dividends from net realized gain on investments	-	(.01)	(.03)	(.07)	(.12)
Total Distributions	(.15)	(.13)	(.14)	(.18)	(.26)
Net asset value, end of period	12.79	12.92	13.03	13.02	13.05
Total Return (%)	.18	.20	1.20	1.12	.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.63	.64	.65	.63
Ratio of net expenses to average net assets	.40	.49	.49	.49	.49
Ratio of net investment income to average net assets	1.20	.96	.85	.84	1.06
Portfolio Turnover Rate	13.40	33.17	20.92	32.84	34.38
Net Assets, end of period ($ x 1,000)	103,960	157,049	136,235	38,154	36,159

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.92	13.03	13.02	13.05	13.08
Investment Operations:
Investment income—net[b]	.16	.12	.11	.11	.11
Net realized and unrealized gain (loss) on investments	(.14)	(.10)	.04	.04	.09
Total from Investment Operations	.02	.02	.15	.15	.20
Distributions:
Dividends from investment income—net	(.15)	(.12)	(.11)	(.11)	(.11)
Dividends from net realized gain on investments	-	(.01)	(.03)	(.07)	(.12)
Total Distributions	(.15)	(.13)	(.14)	(.18)	(.23)
Net asset value, end of period	12.79	12.92	13.03	13.02	13.05
Total Return (%)	.19	.20	1.21	1.13	1.53[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.71	.65	.70	.55[d]
Ratio of net expenses to average net assets	.40	.49	.49	.49	.49[d]
Ratio of net investment income to average net assets	1.20	.95	.85	.83	1.14[d]
Portfolio Turnover Rate	13.40	33.17	20.92	32.84	34.38
Net Assets, end of period ($ x 1,000)	34	55	70	95	1

a From July 1, 2013 (commencement of initial offering) to March 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective October 4, 2017, the required amount of Class A shares to be purchased in order to avoid a front-end sales load would be reduced from $1 million to $250,000. In addition, the maximum contingent deferred sales charge (“CDSC”) payable on purchases of Class A shares of the fund that are not subject to a front-end sales load would be reduced from 1.00% to 0.75%, while the period during which such shares would be subject to the CDSC if redeemed would be increased from 12 months to 18 months.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	–	373,941,739	–	373,941,739

† See Statement of Investments for additional detailed categorizations.

At March 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $293,999, accumulated capital losses $131,936 and unrealized depreciation $3,046,556.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any,

realized subsequent to March 31, 2018. The fund has $131,936 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2018 and March 31, 2017 were as follows: tax-exempt income $4,865,359 and $4,169,714, ordinary income $0 and $97,559, and long-term capital gains $0 and $380,266, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Effective May 1, 2017, pursuant to revised management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of .30% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from April 1, 2017 through April 30, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Service Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .49% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from May 1, 2017 through August 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual fund operating expenses of the fund’s Class A, Class C, Class I and Class Y shares expenses of none of the classes (excluding certain expenses as described above) do not exceed .39% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $188,507 during the period ended March 31, 2018.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended March 31, 2018, the Distributor retained $428 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Service Plan (the“Plan”) adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .10% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class D shares bear (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended March 31, 2018, Class D shares were charged $253,337 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2018, Class A shares were charged $133,573, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2018, the fund was charged $63,052 for transfer agency services and $3,514 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $3,514.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2018, the fund was charged $6,284 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended March 31, 2018, the fund was charged $1,339 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended March 31, 2018, the fund was charged $12,054 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $97,518, Service Plan fees $19,751, Shareholder Services Plan fees $9,253, custodian fees $1,394, Chief Compliance Officer fees $3,160 and transfer agency fees $15,667, which are offset against an expense reimbursement currently in effect in the amount of $10,553.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2018, amounted to $58,229,345 and $153,579,061, respectively.

At March 31, 2018, the cost of investments for federal income tax purposes was $376,988,295; accordingly, accumulated net unrealized depreciation on investments was $3,046,556, consisting of $391,437 gross unrealized appreciation and $3,437,993 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Short-Intermediate Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Municipal Bond Fund (the sole series comprising Dreyfus Premier Short-Intermediate Municipal Bond Fund) (the “Fund”), including the statement of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
May 23, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended March 31, 2018 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV which will be mailed in early 2019.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Director, Annaly Capital Management, Inc., a real estate investment trust (May 2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Isabel P. Dunst (71)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Whitney I. Gerard, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Short-Intermediate Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMBAX Class D: DSIBX Class I: DIMIX Class Y: DMYBX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6219AR0318

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,313 in 2017 and $35,843 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,591 in 2017 and $14,026 in 2018.  These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,009 in 2017 and $4,633 in 2018.These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $577 in 2017 and $671 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,359,584 in 2017 and $27,707,928 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and               Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 29, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 29, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)